UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

QS

INTERNATIONAL

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Fund name change

Prior to April 1, 2016, the Fund was known as QS Batterymarch International Equity Fund. There was no change in the Fund’s investment objective, policies and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS International Equity Fund for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

II	QS International Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program

QS International Equity Fund	III

Investment commentary (cont’d)

to €80 billion-a-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japan announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

IV	QS International Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. Under normal circumstances, the Fund intends to invest primarily (at least 65% of its total assets) in equity securities of issuers located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities. We, at QS Investors, LLC (“QS Investors”), the Fund’s subadviser, use a quantitative process and seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by our proprietary models.

We periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the Fund’s investment objective. The Fund’s portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. They are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest up to 35% of its total assets in securities of emerging market issuers. The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing its investment objective. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equities had a strong return during the twelve-month reporting period ended September 30, 2016, led in the major developed regions by Japan, despite periods of extreme volatility and reversals. After selling off at the end of the third calendar quarter of 2015 in reaction to China’s growth slowdown and commodity price declines, equities rebounded in October 2015, with virtually all markets in positive territory. However, international stocks slipped later during the final calendar quarter of 2015, as market volatility increased.

The markets started 2016 in “risk-off” mode due to fears of economic slowdowns in the U.S. and China (and most other markets), falling commodity prices, and uncertainty over the pace of interest rate increases from the Federal Reserve Board (the “Fed”)i. In mid-February 2016 the market made a sharp reversal and rallied into first calendar quarter end, along with commodities. International equities declined for the quarter in all regions, despite positive results for March. The banks industry was the hardest hit across regions, with lower trading volumes impacting the banks’ fixed income, currency and commodities divisions.

After a mixed start to the second calendar quarter of 2016, volatility returned to global developed markets in late June after investors were surprised by the win for “exit” in Britain’s referendum on whether to leave

QS International Equity Fund 2016 Annual Report	1

Fund overview (cont’d)

the European Union. In addition to the U.K., whose economy had begun to slow even before the vote, some of the weaker European markets were hard hit. The international equity market as measured by the MSCI EAFE Indexii, ended the second quarter of 2016 in negative territory, led down by results in continental Europe and the U.K., with the banks industry particularly hard hit.

Markets recovered in the final quarter of the reporting period as economic statistics generally showed no immediate negative impact from the Brexit vote; unemployment and inflation stats were moving in the right direction. Japan outperformed within the MSCI EAFE Index overall, as the Bank of Japan instituted a new policy to target inflation above 2% and cap 10-year government bond yields around 0% (to steepen the yield curveiii and help financials impacted by NIRPiv).

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process, including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/ unfavorable toward certain factor strategies. These tools allow us to not only follow our historical stock ranking methodology, but also to identify extremes so we can step in to intervene, if necessary.

Performance review

For the twelve months ended September 30, 2016, Class C shares of QS International Equity Fund, excluding sales charges, returned 3.36%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 6.52% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned 6.28% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 457 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	QS International Equity Fund 2016 Annual Report

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
QS International Equity Fund:
Class A	4.64%	4.09%
Class C	4.26%	3.36%
Class FI	4.62%	4.06%
Class R	4.48%	3.83%
Class I	4.84%	4.54%
Class IS	4.92%	4.63%
MSCI EAFE Index	4.88%	6.52%
Lipper International Multi-Cap Core Funds Category Average[1]	4.74%	6.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares for the six-month and twelve-month period is not shown because the inception date for this share class was May 31, 2016.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 31, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.19%, 2.07%, 1.27%, 1.58%, 0.96% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 476 funds for the six-month period and among the 457 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS International Equity Fund 2016 Annual Report	3

Fund overview (cont’d)

in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Overall region and sector allocation was the leading contributor to performance, particularly the modest exposure to emerging markets, which are not included in the benchmark; emerging markets as measured by the MSCI Emerging Markets Indexv outperformed developed markets as measured by the benchmark, for the period. An underweight to continental European banks, which had a double digit negative return in the benchmark, also contributed. Stock selection in continental Europe, led by the Health Care and Materials sectors, was also a strong contributor to relative return. At the security level, the primary contributor was owning Korean petrochemical producer SK Innovation Co., Ltd., which is not in the benchmark and which had a return in the portfolio of over 80% for the period held. Not owning Barclays PLC, which suffered from declining profits and a LIBORvi fixing scandal, and overweighting Nintendo Co., Ltd., which benefitted from the tremendous success of the Pokeman Go mobile game, were also primary contributors.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance was stock selection, especially in Japan. In that country, selection was notably negative in the Industrials sector and, to a lesser degree, in the Information Technology and Materials sectors. Selection also detracted in commodities-sensitive Australia, New Zealand and Canada countries. At the stock level the primary detractor was Canada’s Valeant Pharmaceuticals International Inc., which is not in the benchmark and which had a return in the Fund of almost -90%; the company came under scrutiny over high price mark-ups and accusations it used Philidor Rx Services, which has since ceased operations, to inflate revenue. Other detractors were overweighting Japanese multi-national Alps Electric Co., Ltd., which had a double digit negative return in the benchmark, and not owning benchmark outperformer adidas, AG, which rose over 100% over the period.

Thank you for your investment in QS International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 18, 2016

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and

4	QS International Equity Fund 2016 Annual Report

costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016 were: Nestle SA, Registered Shares (1.7%), Roche Holding AG (1.5%), Novartis AG, Registered Shares (1.3%), British American Tobacco PLC (1.2%), Royal Dutch Shell PLC, Class A Shares (1.1%), Siemens AG, Registered Shares (1.1%), HSBC Holdings PLC (1.1%), Sanofi (1.1%), Toyota Motor Corp. (1.0%) and Imperial Brands PLC (0.8%). Please refer to pages 11 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Financials (16.8%), Industrials (13.8%), Health Care (12.8%), Consumer Staples (12.6%) and Consumer Discretionary (12.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	Negative Interest Rate Policy (“NIRP”) is an unconventional monetary policy tool whereby nominal target interest rates are set with a negative value, below the theoretical lower bound of zero percent.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vi

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

QS International Equity Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	QS International Equity Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.64%	$1,000.00	$1,046.40	1.34%	$6.86	[3]	Class A	5.00%	$1,000.00	$1,018.30	1.34%	$6.76
Class A2[4]	2.79	1,000.00	1,027.90	1.13	3.82	[5]	Class A2	5.00	1,000.00	1,019.35	1.13	5.70
Class C	4.26	1,000.00	1,042.60	2.05	10.47	[3]	Class C	5.00	1,000.00	1,014.75	2.05	10.33
Class FI	4.62	1,000.00	1,046.20	1.29	6.60	[3]	Class FI	5.00	1,000.00	1,018.55	1.29	6.51
Class R	4.48	1,000.00	1,044.80	1.55	7.92	[3]	Class R	5.00	1,000.00	1,017.25	1.55	7.82
Class I	4.84	1,000.00	1,048.40	0.95	4.86	[3]	Class I	5.00	1,000.00	1,020.25	0.95	4.80
Class IS	4.92	1,000.00	1,049.20	0.85	4.35	[3]	Class IS	5.00	1,000.00	1,020.75	0.85	4.29

QS International Equity Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2016, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

[4]	For the period May 31, 2016 (inception date) to September 30, 2016.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (122), then divided by 366.

8	QS International Equity Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/16	4.09%	N/A	3.36%	4.06%	3.83%	4.54%	4.63%
Five Years Ended 9/30/16	7.62	N/A	6.82	7.59	7.35	8.00	8.09
Ten Years Ended 9/30/16	N/A	N/A	-0.31	0.41	N/A	0.77	N/A
Inception* through 9/30/16	7.49	2.79%	—	—	-0.99	—	0.92

With sales charges[2]	Class A	Class A2†	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/16	-1.92%	N/A	2.36%	4.06%	3.83%	4.54%	4.63%
Five Years Ended 9/30/16	6.35	N/A	6.82	7.59	7.35	8.00	8.09
Ten Years Ended 9/30/16	N/A	N/A	-0.31	0.41	N/A	0.77	N/A
Inception* through 9/30/16	6.67	-3.12%	—	—	-0.99	—	0.92

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/16)	73.92%
Class A2 (Inception date of 5/31/16 through 9/30/16)	2.79
Class C (9/30/06 through 9/30/16)	-3.06
Class FI (9/30/06 through 9/30/16)	4.15
Class R (Inception date of 12/28/06 through 9/30/16)	-9.25
Class I (9/30/06 through 9/30/16)	8.00
Class IS (Inception date of 8/4/08 through 9/30/16)	7.79

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, May 31, 2016, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

QS International Equity Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of QS International Equity Fund vs. MSCI EAFE Index† — September 2006 - September 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS International Equity Fund on September 30, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS International Equity Fund 2016 Annual Report

Schedule of investments

September 30, 2016

QS International Equity Fund

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 11.7%
Auto Components — 1.9%
Compagnie Generale des Etablissements Michelin	14,186	$1,568,683	(a)
Linamar Corp.	20,900	872,672
Stanley Electric Co., Ltd.	52,300	1,406,757	(a)
Sumitomo Electric Industries Ltd.	107,700	1,523,157	(a)
Valeo SA	28,809	1,680,020	(a)
Total Auto Components		7,051,289
Automobiles — 2.9%
Fiat Chrysler Automobiles NV	144,456	917,154	(a)
Fuji Heavy Industries Ltd.	59,900	2,249,504	(a)
Mazda Motor Corp.	69,349	1,065,492	(a)
Peugeot SA	78,900	1,204,480	*(a)
Renault SA	17,924	1,472,668	(a)
Toyota Motor Corp.	65,875	3,820,337	(a)
Total Automobiles		10,729,635
Hotels, Restaurants & Leisure — 1.8%
Aristocrat Leisure Ltd.	109,674	1,330,445	(a)
Carnival PLC	33,255	1,623,232	(a)
Restaurant Brands International Inc.	21,400	954,229
Sodexo SA	15,674	1,865,542	(a)
Unibet Group PLC, SDR	82,078	762,248	(a)
Total Hotels, Restaurants & Leisure		6,535,696
Household Durables — 2.4%
Electrolux AB, Class B Shares	45,100	1,130,171	(a)
Haseko Corp.	101,900	981,172	(a)
Iida Group Holdings Co., Ltd.	97,900	1,967,950	(a)
Persimmon PLC	51,248	1,207,906	(a)
Sony Corp.	66,200	2,163,041	(a)
Taylor Wimpey PLC	634,710	1,270,540	(a)
Total Household Durables		8,720,780
Internet & Direct Marketing Retail — 0.3%
Start Today Co., Ltd.	63,000	1,079,004	(a)
Leisure Products — 0.9%
Bandai Namco Holdings Inc.	65,700	2,009,315	(a)
Yamaha Corp	38,300	1,235,453	(a)
Total Leisure Products		3,244,768

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	11

Schedule of investments (cont’d)

September 30, 2016

QS International Equity Fund

Security	Shares	Value
Media — 0.8%
Daily Mail & General Trust PLC, Class A Shares	94,637	$913,231	(a)
Mediaset Espana Comunicacion SA	108,204	1,282,362	(a)
Mediaset SpA	225,892	709,237	(a)
Total Media		2,904,830
Multiline Retail — 0.4%
Dollarama Inc.	17,800	1,389,728
Textiles, Apparel & Luxury Goods — 0.3%
Yue Yuen Industrial Holdings Ltd.	249,000	1,032,426	(a)
Total Consumer Discretionary		42,688,156
Consumer Staples — 12.2%
Beverages — 2.5%
Anheuser-Busch InBev NV	16,815	2,207,368	(a)
Asahi Group Holdings Ltd.	36,000	1,310,251	(a)
Carlsberg A/S, Class B Shares	14,642	1,398,861	(a)
Diageo PLC	98,299	2,818,534	(a)
Kirin Holdings Co., Ltd.	76,000	1,258,274	(a)
Total Beverages		8,993,288
Food & Staples Retailing — 2.9%
Booker Group PLC	343,753	793,088	(a)
George Weston Ltd.	10,700	892,570
ICA Gruppen AB	27,175	896,969	(a)
Koninklijke Ahold Delhaize NV	97,829	2,228,473	(a)
Matsumotokiyoshi Holdings Co., Ltd.	20,200	1,043,808	(a)
Metro Inc.	35,328	1,159,783
Sundrug Co., Ltd.	11,300	944,798	(a)
Tesco PLC	455,756	1,080,008	*(a)
William Morrison Supermarkets PLC	510,121	1,439,904	(a)
Total Food & Staples Retailing		10,479,401
Food Products — 2.6%
Ajinomoto Co. Inc.	30,400	677,178	(a)
MEIJI Holdings Co., Ltd.	14,200	1,404,775	(a)
Nestle SA, Registered Shares	78,500	6,185,300	(a)
NH Foods Ltd.	50,000	1,206,157	(a)
Total Food Products		9,473,410
Household Products — 1.0%
Lion Corp.	63,000	1,019,042	(a)
Reckitt Benckiser Group PLC	29,694	2,798,293	(a)
Total Household Products		3,817,335

See Notes to Financial Statements.

12	QS International Equity Fund 2016 Annual Report

QS International Equity Fund

Security	Shares	Value
Personal Products — 0.8%
Kao Corp.	11,900	$670,279	(a)
Unilever NV, CVA	52,697	2,430,932	(a)
Total Personal Products		3,101,211
Tobacco — 2.4%
British American Tobacco PLC	69,767	4,461,765	(a)
Imperial Brands PLC	57,723	2,975,367	(a)
Swedish Match AB	32,700	1,199,391	(a)
Total Tobacco		8,636,523
Total Consumer Staples		44,501,168
Energy — 5.9%
Energy Equipment & Services — 0.9%
John Wood Group PLC	88,881	875,337	(a)
Petrofac Ltd.	73,538	849,744	(a)
Subsea 7 SA	126,790	1,364,945	*(a)
Total Energy Equipment & Services		3,090,026
Oil, Gas & Consumable Fuels — 5.0%
BP PLC	494,984	2,882,859	(a)
Galp Energia SGPS SA	88,777	1,213,700	(a)
Indian Oil Corp., Ltd.	163,301	1,436,140	(a)
JX Holdings Inc.	386,800	1,561,422	(a)
Repsol SA	100,436	1,363,065	(a)
Rosneft PJSC, Registered Shares, GDR	175,601	959,534	(a)
Royal Dutch Shell PLC, Class A Shares	163,172	4,082,342	(a)
Royal Dutch Shell PLC, Class B Shares	49,931	1,295,515	(a)
SK Innovation Co., Ltd.	14,721	2,175,611	(a)
Total SA	28,659	1,358,354	(a)
Total Oil, Gas & Consumable Fuels		18,328,542
Total Energy		21,418,568
Financials — 16.8%
Banks — 9.8%
Banca Popolare dell’Emilia Romagna SC	168,826	628,989	(a)
Banco Bilbao Vizcaya Argentaria SA	311,567	1,883,692	(a)
Banco Santander SA	181,194	801,237	(a)
Bank Hapoalim B.M.	278,000	1,576,272	(a)
Bank Leumi Le-Israel	358,274	1,361,552	*(a)
BNP Paribas SA	48,388	2,487,903	(a)
Canadian Imperial Bank of Commerce	11,700	907,230
Commerzbank AG	118,132	761,610	(a)
Commonwealth Bank of Australia	24,762	1,377,154	(a)

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

QS International Equity Fund

Security	Shares	Value
Banks — continued
Hokuhoku Financial Group Inc.	52,100	$701,317	(a)
HSBC Holdings PLC	529,657	3,976,689	(a)
ING Groep NV	122,438	1,509,301	(a)
KBC Group NV	26,870	1,564,156	*(a)
Lloyds Banking Group PLC	1,693,039	1,199,026	(a)
Mediobanca SpA	123,554	804,632	(a)
Mitsubishi UFJ Financial Group Inc.	551,000	2,778,487	(a)
Mizuho Financial Group Inc.	1,431,800	2,392,242	(a)
National Bank of Canada	28,400	1,007,026
Resona Holdings Inc.	283,700	1,193,107	(a)
Skandinaviska Enskilda Banken AB, Class A Shares	127,407	1,279,280	(a)
Societe Generale SA	58,583	2,021,733	(a)
UniCredit SpA	485,941	1,132,561	(a)
Westpac Banking Corp.	45,104	1,025,373	(a)
Woori Bank	125,346	1,298,512	(a)
Total Banks		35,669,081
Capital Markets — 0.4%
3i Group PLC	196,200	1,651,477	(a)
Diversified Financial Services — 0.4%
ORIX Corp.	90,700	1,338,318	(a)
Insurance — 6.2%
Allianz SE, Registered Shares	13,307	1,975,194	(a)
Aviva PLC	220,950	1,264,318	(a)
AXA SA	105,311	2,240,622	(a)
Beazley PLC	183,585	922,207	(a)
Direct Line Insurance Group PLC	296,537	1,402,132	(a)
Industrial Alliance Insurance and Financial Services Inc.	31,900	1,148,395
MS&AD Insurance Group Holdings Inc.	50,800	1,417,153	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	9,703	1,809,606	(a)
NN Group NV	41,367	1,269,662	(a)
Poste Italiane SpA	120,585	827,205	(a)
SCOR SE	50,201	1,560,401	(a)
Sompo Japan Nipponkoa Holdings Inc.	55,500	1,642,243	(a)
Standard Life PLC	276,277	1,231,493	(a)
Sun Life Financial Inc.	26,900	875,308
Swiss Re AG	22,163	1,999,575	(a)
Tokio Marine Holdings Inc.	30,600	1,172,634	(a)
Total Insurance		22,758,148
Total Financials		61,417,024

See Notes to Financial Statements.

14	QS International Equity Fund 2016 Annual Report

QS International Equity Fund

Security	Shares	Value
Health Care — 12.8%
Biotechnology — 1.2%
Actelion Ltd., Registered Shares	11,517	$1,993,906	*(a)
Shire PLC	34,810	2,249,938	(a)
Total Biotechnology		4,243,844
Health Care Equipment & Supplies — 1.1%
Cochlear Ltd.	9,343	1,012,815	(a)
Hoya Corp.	43,200	1,734,877	(a)
Straumann Holding AG, Registered Shares	3,354	1,311,046	(a)
Total Health Care Equipment & Supplies		4,058,738
Health Care Providers & Services — 1.0%
Miraca Holdings Inc.	24,000	1,196,691	(a)
Rhoen-Klinikum AG	42,300	1,285,957	(a)
Suzuken Co., Ltd.	31,000	1,023,150	(a)
Total Health Care Providers & Services		3,505,798
Life Sciences Tools & Services — 1.3%
ICON PLC	27,543	2,131,002	*
Lonza Group AG, Registered Shares	13,643	2,603,369	*(a)
Total Life Sciences Tools & Services		4,734,371
Pharmaceuticals — 8.2%
Astellas Pharma Inc.	60,800	949,509	(a)
AstraZeneca PLC	22,668	1,468,436	(a)
Bayer AG, Registered Shares	29,343	2,947,324	(a)
Daiichi Sankyo Co., Ltd.	48,900	1,171,473	(a)
GlaxoSmithKline PLC	75,708	1,613,370	(a)
Novartis AG, Registered Shares	60,027	4,720,600	(a)
Novo Nordisk A/S, Class B Shares	55,855	2,327,225	(a)
Recordati SpA	29,683	954,093	(a)
Roche Holding AG	22,149	5,487,107	(a)
Sanofi	52,084	3,968,396	(a)
Santen Pharmaceutical Co., Ltd.	63,000	929,073	(a)
Shionogi & Co., Ltd.	43,000	2,197,907	(a)
UCB SA	17,603	1,361,066	(a)
Total Pharmaceuticals		30,095,579
Total Health Care		46,638,330
Industrials — 13.8%
Aerospace & Defense — 1.1%
CAE Inc.	86,900	1,234,001
Safran SA	19,247	1,383,921	(a)
Thales SA	15,374	1,416,108	(a)
Total Aerospace & Defense		4,034,030

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

QS International Equity Fund

Security	Shares	Value
Building Products — 0.7%
Asahi Glass Co., Ltd.	162,000	$1,048,871	(a)
Compagnie de Saint-Gobain	35,320	1,524,881	(a)
Total Building Products		2,573,752
Commercial Services & Supplies — 0.5%
Intrum Justitia AB	23,484	757,072	(a)
Toppan Printing Co., Ltd.	124,000	1,118,821	(a)
Total Commercial Services & Supplies		1,875,893
Construction & Engineering — 3.1%
ACS, Actividades de Construccion y Servicios SA	39,699	1,199,807	(a)
Boskalis Westminster NV	25,834	919,386	(a)
Eiffage SA	14,357	1,115,408	(a)
Kajima Corp.	198,000	1,383,929	(a)
Obayashi Corp.	215,000	2,131,140	(a)
Skanska AB, Class B Shares	52,965	1,235,816	(a)
Taisei Corp.	171,000	1,280,187	(a)
Vinci SA	27,385	2,094,011	(a)
Total Construction & Engineering		11,359,684
Electrical Equipment — 1.7%
China High Speed Transmission Equipment Group Co., Ltd.	1,191,000	1,209,619	(a)
Gamesa Corp. Tecnologica SA	39,449	944,574	(a)
Osram Licht AG	13,273	779,194	(a)
Prysmian SpA	50,611	1,326,187	(a)
Vestas Wind Systems A/S	25,200	2,082,007	(a)
Total Electrical Equipment		6,341,581
Industrial Conglomerates — 1.6%
Koninklijke Philips NV	59,792	1,770,226	(a)
Siemens AG, Registered Shares	34,029	3,983,535	(a)
Total Industrial Conglomerates		5,753,761
Machinery — 1.2%
Amada Holdings Co., Ltd.	117,000	1,215,338	(a)
Georg Fischer AG, Registered Shares	1,425	1,246,935	(a)
JTEKT Corp.	60,000	901,826	(a)
NSK Ltd.	119,166	1,222,878	(a)
Total Machinery		4,586,977
Professional Services — 0.8%
Experian PLC	79,685	1,596,553	(a)
Wolters Kluwer NV	33,301	1,425,083	(a)
Total Professional Services		3,021,636

See Notes to Financial Statements.

16	QS International Equity Fund 2016 Annual Report

QS International Equity Fund

Security	Shares	Value
Road & Rail — 1.0%
Central Japan Railway Co.	14,500	$2,480,754	(a)
Nippon Express Co., Ltd.	218,000	1,018,668	(a)
Total Road & Rail		3,499,422
Trading Companies & Distributors — 1.3%
Mitsubishi Corp.	103,300	2,348,108	(a)
Sojitz Corp.	446,500	1,140,527	(a)
Wolseley PLC	20,323	1,145,554	(a)
Total Trading Companies & Distributors		4,634,189
Transportation Infrastructure — 0.8%
Aena SA	9,423	1,389,853	(a)
Flughafen Zuerich AG, Registered Shares	7,054	1,377,001	(a)
Total Transportation Infrastructure		2,766,854
Total Industrials		50,447,779
Information Technology — 3.9%
IT Services — 0.4%
Atos SE	13,326	1,435,899	(a)
Semiconductors & Semiconductor Equipment — 0.9%
STMicroelectronics NV	125,991	1,028,371	(a)
Tokyo Electron Ltd.	24,500	2,162,026	(a)
Total Semiconductors & Semiconductor Equipment		3,190,397
Software — 1.7%
Check Point Software Technologies Ltd.	15,421	1,196,824	*
Constellation Software Inc.	4,005	1,805,432
Kinaxis Inc.	25,000	1,273,486	*
SAP SE	11,826	1,076,024	(a)
Square Enix Holdings Co., Ltd.	27,500	944,900	(a)
Total Software		6,296,666
Technology Hardware, Storage & Peripherals — 0.9%
Foxconn Technology Co., Ltd.	298,960	880,921	(a)
FUJIFILM Holdings Corp.	36,700	1,358,247	(a)
Logitech International SA, Registered Shares	55,755	1,250,862	(a)
Total Technology Hardware, Storage & Peripherals		3,490,030
Total Information Technology		14,412,992
Materials — 7.7%
Chemicals — 3.5%
Arkema SA	14,508	1,341,992	(a)
BASF SE	10,925	934,280	(a)
Covestro AG	32,208	1,904,455	(a)

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

QS International Equity Fund

Security	Shares	Value
Chemicals — continued
Evonik Industries AG	32,356	$1,093,588	(a)
Givaudan SA, Registered Shares	1,169	2,377,470	(a)
Johnson Matthey PLC	31,147	1,331,350	(a)
Mitsubishi Gas Chemical Co. Inc.	32,000	457,604	(a)
Nitto Denko Corp.	15,400	999,494	(a)
Sika AG	230	1,117,848	(a)
Sumitomo Chemical Co., Ltd.	281,000	1,249,489	(a)
Total Chemicals		12,807,570
Containers & Packaging — 0.7%
Amcor Ltd.	84,768	985,666	(a)
Orora Ltd.	605,266	1,462,175	(a)
Total Containers & Packaging		2,447,841
Metals & Mining — 3.0%
Anglo American PLC	133,439	1,675,010	*(a)
BHP Billiton Ltd.	90,281	1,561,866	(a)
BHP Billiton PLC	55,567	835,165	(a)
Boliden AB	63,740	1,496,756	(a)
Newcrest Mining Ltd.	60,874	1,011,299	(a)
Norsk Hydro ASA	201,000	867,146	(a)
Rio Tinto PLC	76,760	2,554,189	(a)
South32 Ltd.	549,438	1,018,056	*(a)
Total Metals & Mining		11,019,487
Paper & Forest Products — 0.5%
UPM-Kymmene OYJ	79,595	1,680,835	(a)
Total Materials		27,955,733
Real Estate — 4.3%
Equity Real Estate Investment Trusts (REITs) — 1.1%
Fonciere des Regions	12,185	1,135,558	(a)
Mirvac Group	795,574	1,366,832	(a)
Scentre Group	439,342	1,583,989	(a)
Total Equity Real Estate Investment Trusts (REITs)		4,086,379
Real Estate Management & Development — 3.2%
Cheung Kong Property Holdings Ltd.	207,016	1,526,771	(a)
Daito Trust Construction Co., Ltd.	8,000	1,278,510	(a)
Hongkong Land Holdings Ltd.	147,900	1,054,611	(a)
Kerry Properties Ltd.	332,000	1,093,629	(a)
LendLease Group	125,157	1,349,625	(a)
Sun Hung Kai Properties Ltd.	80,000	1,219,228	(a)

See Notes to Financial Statements.

18	QS International Equity Fund 2016 Annual Report

QS International Equity Fund

Security	Shares	Value
Real Estate Management & Development — continued
Swire Properties Ltd.	372,600	$1,096,459	(a)
Wharf Holdings Ltd.	162,000	1,187,011	(a)
Wheelock & Co., Ltd.	288,000	1,710,828	(a)
Total Real Estate Management & Development		11,516,672
Total Real Estate		15,603,051
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 4.0%
Bezeq Israeli Telecommunication Corp., Ltd.	593,668	1,119,016	(a)
BT Group PLC	237,787	1,198,941	(a)
Deutsche Telekom AG, Registered Shares	165,892	2,780,906	(a)
Elisa OYJ	40,572	1,496,213	(a)
HKT Trust and HKT Ltd.	747,000	1,056,081	(a)
KT Corp., ADR	60,912	977,638
Nippon Telegraph & Telephone Corp.	57,200	2,612,346	(a)
PCCW Ltd.	763,000	468,993	(a)
Singapore Telecommunications Ltd.	559,200	1,639,710	(a)
Telenor ASA	72,016	1,238,330	(a)
Total Diversified Telecommunication Services		14,588,174
Wireless Telecommunication Services — 1.6%
KDDI Corp.	79,300	2,440,264	(a)
NTT DoCoMo Inc.	90,800	2,302,172	(a)
Vodafone Group PLC	367,301	1,053,190	(a)
Total Wireless Telecommunication Services		5,795,626
Total Telecommunication Services		20,383,800
Utilities — 3.1%
Electric Utilities — 2.0%
Chubu Electric Power Co. Inc.	84,800	1,234,660	(a)
Endesa SA	55,140	1,181,843	(a)
Enel SpA	492,399	2,196,104	(a)
SSE PLC	66,763	1,355,249	(a)
Tohoku Electric Power Co. Inc.	101,700	1,326,341	(a)
Total Electric Utilities		7,294,197
Gas Utilities — 0.3%
Osaka Gas Co., Ltd.	285,000	1,195,349	(a)
Independent Power and Renewable Electricity Producers — 0.1%
Uniper SE	8,958	109,736	*
Multi-Utilities — 0.7%
E.ON SE	89,580	634,205	(a)

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	19

Schedule of investments (cont’d)

September 30, 2016

QS International Equity Fund

Security		Shares	Value
Multi-Utilities — continued
National Grid PLC		135,210	$1,910,939	(a)
Total Multi-Utilities			2,545,144
Total Utilities			11,144,426
Total Common Stocks (Cost — $331,846,574)			356,611,027
Preferred Stocks — 0.6%
Consumer Discretionary — 0.2%
Auto Components — 0.2%
Schaeffler AG		57,425	908,440	*(a)
Consumer Staples — 0.4%
Household Products — 0.4%
Henkel AG & Co. KGaA		9,677	1,315,350	(a)
Total Preferred Stocks (Cost — $2,310,791)			2,223,790
Total Investments before Short-Term Investments (Cost — $334,157,365)			358,834,817

	Rate
Short-Term Investments — 2.0%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $7,277,305)	0.400%	7,277,305	7,277,305
Total Investments — 100.4% (Cost — $341,434,670#)			366,112,122
Liabilities in Excess of Other Assets — (0.4)%			(1,471,647)
Total Net Assets — 100.0%			$364,640,475

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $344,246,458.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
PJSC	— Private Joint Stock Company
SDR	— Swedish Depositary Receipts

See Notes to Financial Statements.

20	QS International Equity Fund 2016 Annual Report

QS International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	24.4%
United Kingdom	15.0
Switzerland	9.2
France	9.0
Germany	6.6
Australia	4.4
Netherlands	4.0
Canada	3.7
Hong Kong	3.5
Spain	2.7
Italy	2.3
Sweden	2.2
United States	1.6
Denmark	1.6
Israel	1.4
Belgium	1.4
South Korea	1.2
Finland	0.9
Norway	0.6
Singapore	0.5
Ireland	0.4
India	0.4
Portugal	0.3
Russia	0.3
Taiwan	0.2
Malta	0.2
Short-Term Investments	2.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2016 and are subject to change.

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	21

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $341,434,670)	$366,112,122
Foreign currency, at value (Cost — $982,274)	981,063
Receivable for securities sold	18,272,359
Dividends and interest receivable	2,116,382
Receivable for Fund shares sold	40,985
Prepaid expenses	46,680
Total Assets	387,569,591

Liabilities:
Payable for Fund shares repurchased	22,381,229
Investment management fee payable	238,622
Accrued foreign capital gains tax	69,789
Service and/or distribution fees payable	36,603
Trustees’ fees payable	6,911
Accrued expenses	195,962
Total Liabilities	22,929,116
Total Net Assets	$364,640,475

Net Assets:
Par value (Note 7)	$253
Paid-in capital in excess of par value	637,585,192
Undistributed net investment income	6,402,448
Accumulated net realized loss on investments and foreign currency transactions	(303,914,543)
Net unrealized appreciation on investments and foreign currencies	24,567,125	†
Total Net Assets	$364,640,475

†	Net of accrued foreign capital gains tax of $69,789.

See Notes to Financial Statements.

22	QS International Equity Fund 2016 Annual Report

Net Assets:
Class A	$7,441,730
Class A2	$122,897
Class C	$40,766,246
Class FI	$6,542,229
Class R	$539,355
Class I	$22,454,704
Class IS	$286,773,314

Shares Outstanding:
Class A	532,308
Class A2	8,791
Class C	2,924,319
Class FI	451,072
Class R	37,264
Class I	1,546,901
Class IS	19,783,044

Net Asset Value:
Class A (and redemption price)	$13.98
Class A2 (and redemption price)	$13.98
Class C*	$13.94
Class FI (and redemption price)	$14.50
Class R (and redemption price)	$14.47
Class I (and redemption price)	$14.52
Class IS (and redemption price)	$14.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.83
Class A2 (based on maximum initial sales charge of 5.75%)	$14.83

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	23

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Dividends	$12,403,084
Interest	19,884
Less: Foreign taxes withheld	(1,055,765)
Total Investment Income	11,367,203

Expenses:
Investment management fee (Note 2)	2,770,350
Service and/or distribution fees (Notes 2 and 5)	479,848
Transfer agent fees (Note 5)	145,536
Custody fees	120,615
Registration fees	89,898
Audit and tax fees	53,407
Legal fees	49,421
Fund accounting fees	43,768
Trustees’ fees	39,750
Shareholder reports	36,463
Insurance	6,867
Fees recaptured by investment manager (Note 2)	6,639
Miscellaneous expenses	16,523
Total Expenses	3,859,085
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(102,115)
Net Expenses	3,756,970
Net Investment Income	7,610,233

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(8,241,053)
Foreign currency transactions	(18,137)
Net Realized Loss	(8,259,190)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,314,759	‡
Foreign currencies	14,347
Change in Net Unrealized Appreciation (Depreciation)	13,329,106
Net Gain on Investments and Foreign Currency Transactions	5,069,916
Increase in Net Assets From Operations	$12,680,149

‡	Net of change in accrued foreign capital gains tax of $69,789.

See Notes to Financial Statements.

24	QS International Equity Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$7,610,233	$8,194,854
Net realized gain (loss)	(8,259,190)	16,835,180
Change in net unrealized appreciation (depreciation)	13,329,106	(41,235,671)
Increase (Decrease) in Net Assets From Operations	12,680,149	(16,205,637)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,700,019)	(8,000,036)
Decrease in Net Assets From Distributions to Shareholders	(7,700,019)	(8,000,036)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	109,647,700	130,781,068
Reinvestment of distributions	7,403,043	7,743,963
Cost of shares repurchased	(94,506,337)	(174,143,726)
Increase (Decrease) in Net Assets From Fund Share Transactions	22,544,406	(35,618,695)
Increase (Decrease) in Net Assets	27,524,536	(59,824,368)

Net assets:
Beginning of year	337,115,939	396,940,307
End of year*	$364,640,475	$337,115,939
*Includesundistributed net investment income of:	$6,402,448	$6,166,070

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$13.69	$14.50	$14.49	$12.09	$10.92	$12.80

Income (loss) from operations:
Net investment income	0.24	0.27	0.27	0.22	0.23	0.25
Net realized and unrealized gain (loss)	0.33	(0.81)	(0.26)	2.30	1.21	(1.86)
Total income (loss) from operations	0.57	(0.54)	0.01	2.52	1.44	(1.61)

Less distributions from:
Net investment income	(0.28)	(0.27)	—	(0.12)	(0.27)	(0.27)
Total distributions	(0.28)	(0.27)	—	(0.12)	(0.27)	(0.27)

Net asset value, end of year	$13.98	$13.69	$14.50	$14.49	$12.09	$10.92
Total return[5]	4.09%	(3.72)%	0.07%	20.89%	13.23%	(12.54)%

Net assets, end of year (000s)	$7,442	$8,391	$5,819	$6,078	$5,142	$5,753

Ratios to average net assets:
Gross expenses	1.28%[6]	1.28%[6]	1.38%[6,7]	1.37%[6]	1.42%	1.34%[6]
Net expenses[8]	1.28 [6]	1.28 [6,9]	1.35 [6,7,9]	1.35 [6,9]	1.35 [9]	1.34 [6]
Net investment income	1.76	1.87	2.45 [7]	1.66	1.98	2.00

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	QS International Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2016[2]

Net asset value, beginning of period	$13.60

Income from operations:
Net investment income	0.09
Net realized and unrealized gain	0.29
Total income from operations	0.38

Less distributions from:
Net investment income	—
Total distributions	—

Net asset value, end of period	$13.98
Total return[3]	2.79%

Net assets, end of period (000s)	$123

Ratios to average net assets:
Gross expenses[4]	1.13%
Net expenses[4,5]	1.13
Net investment income[4]	2.06

Portfolio turnover rate	71%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	For the year end September 30, 2016.

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$13.61	$14.43	$14.50	$12.12	$10.93	$12.82

Income (loss) from operations:
Net investment income	0.14	0.15	0.19	0.13	0.15	0.17
Net realized and unrealized gain (loss)	0.32	(0.79)	(0.26)	2.28	1.22	(1.87)
Total income (loss) from operations	0.46	(0.64)	(0.07)	2.41	1.37	(1.70)

Less distributions from:
Net investment income	(0.13)	(0.18)	—	(0.03)	(0.18)	(0.19)
Total distributions	(0.13)	(0.18)	—	(0.03)	(0.18)	(0.19)

Net asset value, end of year	$13.94	$13.61	$14.43	$14.50	$12.12	$10.93
Total return[5]	3.36%	(4.50)%	(0.48)%	19.94%	12.52%	(13.22)%

Net assets, end of year (000s)	$40,766	$47,999	$60,174	$68,862	$72,504	$84,442

Ratios to average net assets:
Gross expenses	2.11%[6]	2.11%[6]	2.17%[7]	2.07%	2.08%	2.05%[6]
Net expenses[8]	2.05 [6,9]	2.09 [6,9]	2.10 [7,9]	2.07	2.08	2.05 [6]
Net investment income	1.03	1.03	1.73 [7]	0.96	1.28	1.35

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS International Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$14.16	$15.00	$14.99	$12.50	$11.28	$13.21

Income (loss) from operations:
Net investment income	0.24	0.28	0.28	0.24	0.24	0.27
Net realized and unrealized gain (loss)	0.34	(0.85)	(0.27)	2.36	1.25	(1.92)
Total income (loss) from operations	0.58	(0.57)	0.01	2.60	1.49	(1.65)

Less distributions from:
Net investment income	(0.24)	(0.27)	—	(0.11)	(0.27)	(0.28)
Total distributions	(0.24)	(0.27)	—	(0.11)	(0.27)	(0.28)

Net asset value, end of year	$14.50	$14.16	$15.00	$14.99	$12.50	$11.28
Total return[5]	4.06%	(3.78)%	0.07%	20.86%	13.26%	(12.49)%

Net assets, end of year (000s)	$6,542	$7,804	$9,225	$9,551	$9,420	$9,514

Ratios to average net assets:
Gross expenses	1.31%[6]	1.36%[6]	1.43%[7]	1.41%[6]	1.47%[6]	1.34%
Net expenses[8,9]	1.29 [6]	1.34 [6]	1.35 [7]	1.35 [6]	1.35 [6]	1.31
Net investment income	1.72	1.82	2.48 [7]	1.75	1.99	2.08

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$14.17	$14.96	$14.98	$12.50	$11.28	$13.22

Income (loss) from operations:
Net investment income	0.22	0.28	0.30	0.20	0.21	0.27
Net realized and unrealized gain (loss)	0.32	(0.88)	(0.32)	2.36	1.26	(1.97)
Total income (loss) from operations	0.54	(0.60)	(0.02)	2.56	1.47	(1.70)

Less distributions from:
Net investment income	(0.24)	(0.19)	—	(0.08)	(0.25)	(0.24)
Total distributions	(0.24)	(0.19)	—	(0.08)	(0.25)	(0.24)

Net asset value, end of year	$14.47	$14.17	$14.96	$14.98	$12.50	$11.28
Total return[5]	3.83%	(4.03)%	(0.13)%	20.55%	13.06%	(12.81)%

Net assets, end of year (000s)	$539	$475	$285	$547	$311	$267

Ratios to average net assets:
Gross expenses	1.68%[6]	1.62%[6]	1.86%[6,7]	1.82%	1.72%[6]	1.94%[6]
Net expenses[8,9]	1.55 [6]	1.59 [6]	1.60 [6,7]	1.60	1.58 [6]	1.58 [6]
Net investment income	1.58	1.84	2.62 [7]	1.49	1.73	2.02

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS International Equity Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$14.18	$15.00	$14.97	$12.48	$11.26	$13.19

Income (loss) from operations:
Net investment income	0.31	0.34	0.32	0.28	0.30	0.30
Net realized and unrealized gain (loss)	0.33	(0.85)	(0.27)	2.38	1.23	(1.92)
Total income (loss) from operations	0.64	(0.51)	0.05	2.66	1.53	(1.62)

Less distributions from:
Net investment income	(0.30)	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)
Total distributions	(0.30)	(0.31)	(0.02)	(0.17)	(0.31)	(0.31)

Net asset value, end of year	$14.52	$14.18	$15.00	$14.97	$12.48	$11.26
Total return[5]	4.54%	(3.47)%	0.32%	21.25%	13.70%	(12.22)%

Net assets, end of year (000s)	$22,455	$20,100	$19,812	$21,575	$20,448	$48,464

Ratios to average net assets:
Gross expenses	0.97%	0.96%	1.03%[6]	0.98%	1.00%	0.98%
Net expenses[7]	0.95 [8]	0.96	1.03 [6]	0.98	1.00	0.98
Net investment income	2.19	2.22	2.84 [6]	2.07	2.55	2.30

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS International Equity Fund 2016 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]

Net asset value, beginning of year	$14.16	$14.98	$14.94	$12.46	$11.25	$13.18

Income (loss) from operations:
Net investment income	0.31	0.34	0.33	0.27	0.28	0.32
Net realized and unrealized gain (loss)	0.34	(0.84)	(0.26)	2.39	1.26	(1.93)
Total income (loss) from operations	0.65	(0.50)	0.07	2.66	1.54	(1.61)

Less distributions from:
Net investment income	(0.31)	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)
Total distributions	(0.31)	(0.32)	(0.03)	(0.18)	(0.33)	(0.32)

Net asset value, end of year	$14.50	$14.16	$14.98	$14.94	$12.46	$11.25
Total return[5]	4.63%	(3.37)%	0.44%	21.41%	13.68%	(12.14)%

Net assets, end of year (000s)	$286,773	$252,346	$301,625	$247,116	$159,208	$141,815

Ratios to average net assets:
Gross expenses	0.87%	0.86%	0.91%[6,7]	0.89%[7]	0.93%	0.89%
Net expenses[8]	0.85 [9]	0.86 [9]	0.91 [6,7]	0.88 [7,9]	0.93 [9]	0.89
Net investment income	2.23	2.24	2.89 [6]	1.99	2.35	2.47

Portfolio turnover rate	71%	54%	44%	55%	67%	58%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	QS International Equity Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS International Equity Fund (formerly QS Batterymarch International Equity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

QS International Equity Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	QS International Equity Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$3,216,629	$39,471,527	—	$42,688,156
Consumer staples	2,052,353	42,448,815	—	44,501,168
Energy	—	21,418,568	—	21,418,568
Financials	3,937,959	57,479,065	—	61,417,024
Health care	2,131,002	44,507,328	—	46,638,330
Industrials	1,234,001	49,213,778	—	50,447,779
Information technology	4,275,742	10,137,250	—	14,412,992
Materials	—	27,955,733	—	27,955,733
Real estate	—	15,603,051	—	15,603,051
Telecommunication services	977,638	19,406,162	—	20,383,800
Utilities	109,736	11,034,690	—	11,144,426
Preferred stocks:
Consumer discretionary	—	908,440	—	908,440
Consumer staples	—	1,315,350	—	1,315,350
Total long-term investments	17,935,060	340,899,757	—	358,834,817
Short-term investments†	7,277,305	—	—	7,277,305
Total investments	$25,212,365	$340,899,757	—	$366,112,122

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, securities valued at $340,899,757 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

QS International Equity Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

36	QS International Equity Fund 2016 Annual Report

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2016, there was $69,789 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$326,164	$(326,164)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Prior to April 1, 2016, QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) was the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to April 1, 2016, QS Batterymarch was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

QS International Equity Fund 2016 Annual Report	37

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors (prior to April 1, 2016, LMPFA paid QS Batterymarch) an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the year ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $102,115.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2017	—	$5,272	$5,408	$895	—	—
Expires September 30, 2018	—	9,525	1,251	110	—	$15,779
Expires September 30, 2019	—	24,355	1,314	675	$4,947	70,824
Total fee waivers/expense reimbursements subject to recapture	—	$39,152	$7,973	$1,680	$4,947	$86,603

For the year ended September 30, 2016, LMPFA recaptured $4, $5,519, $1,103 and $13 for Class A, C, FI and R shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

38	QS International Equity Fund 2016 Annual Report

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2016, LMIS and its affiliates retained sales charges of $1,597 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$769

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2016, Legg Mason and its affiliates owned 80% of the Fund.

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$280,147,506
Sales	256,989,117

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$45,178,316
Gross unrealized depreciation	(23,312,652)
Net unrealized appreciation	$21,865,664

4. Derivative instruments and hedging activities

During the year ended September 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

QS International Equity Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

For the year ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$20,150	$12,776
Class A2[1]	83	2
Class C	439,797	96,904
Class FI	17,239	11,858
Class R	2,579	1,562
Class I	—	20,519
Class IS	—	1,915
Total	$479,848	$145,536

[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

For the year ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2[1]	—
Class C	$24,355
Class FI	1,314
Class R	675
Class I	4,947
Class IS	70,824
Total	$102,115
[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

6. Distributions to shareholders by class

	Year Ended September 30, 2016	Year Ended September 30, 2015
Net Investment Income:
Class A	$178,205	$97,336
Class A2[1]	—	—
Class C	436,608	703,015
Class FI	123,973	165,629
Class R	8,821	3,561
Class I	434,860	382,540
Class IS	6,517,552	6,647,955
Total	$7,700,019	$8,000,036
[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

7. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

40	QS International Equity Fund 2016 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	242,415	$3,232,875	310,773	$4,594,394
Shares issued on reinvestment	12,474	172,513	6,815	95,404
Shares repurchased	(335,373)	(4,419,174)	(106,204)	(1,540,975)
Net increase (decrease)	(80,484)	$(1,013,786)	211,384	$3,148,823

Class A2[1]
Shares sold	8,791	$120,000	—	—
Net increase	8,791	$120,000	—	—

Class C
Shares sold	61,960	$847,385	102,848	$1,507,266
Shares issued on reinvestment	30,963	429,458	49,463	692,981
Shares repurchased	(696,497)	(9,351,977)	(794,842)	(11,451,865)
Net decrease	(603,574)	$(8,075,134)	(642,531)	$(9,251,618)

Class FI
Shares sold	47,135	$663,794	57,147	$855,295
Shares issued on reinvestment	8,331	119,549	10,973	159,280
Shares repurchased	(155,352)	(2,189,503)	(132,264)	(2,037,109)
Net decrease	(99,886)	$(1,406,160)	(64,144)	$(1,022,534)

Class R
Shares sold	7,344	$106,113	17,760	$274,361
Shares issued on reinvestment	615	8,821	245	3,561
Shares repurchased	(4,245)	(60,987)	(3,546)	(52,991)
Net increase	3,714	$53,947	14,459	$224,931

Class I
Shares sold	533,285	$7,509,056	420,573	$6,415,388
Shares issued on reinvestment	10,834	155,150	10,005	144,782
Shares repurchased	(414,523)	(5,824,892)	(334,405)	(5,015,042)
Net increase	129,596	$1,839,314	96,173	$1,545,128

Class IS
Shares sold	6,680,245	$97,168,477	7,584,000	$117,134,364
Shares issued on reinvestment	456,092	6,517,552	460,385	6,647,955
Shares repurchased	(5,172,197)	(72,659,804)	(10,366,405)	(154,045,744)
Net increase (decrease)	1,964,140	$31,026,225	(2,322,020)	$(30,263,425)

[1]	For the period May 31, 2016 (inception date) to September 30, 2016.

QS International Equity Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$7,700,019	$8,800,036

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$7,659,927
Deferred capital losses*	(9,513,952)
Capital loss carryforward**	(292,718,349)
Other book/tax temporary differences(a)	(127,933)
Unrealized appreciation (depreciation)(b)	21,755,337
Total accumulated earnings (losses) — net	$(272,944,970)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	During the taxable year ended September 30, 2016, the Fund utilized $928,598 of its capital loss carryforward available from prior years. As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(101,957,427)
9/30/2018	(187,642,091)
9/30/2019	(3,118,831)
$(292,718,349)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

42	QS International Equity Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS International Equity Fund (formerly known as QS Batterymarch International Equity Fund) (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

QS International Equity Fund 2016 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

44	QS International Equity Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

QS International Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

46	QS International Equity Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS International Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	QS International Equity Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS International Equity Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record date:	12/8/2015
Payable date:	12/9/2015
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	100.00	%*
Foreign taxes paid per share	$0.019973

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

50	QS International Equity Fund

QS

International Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/16 SR16-2911

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 22, 2016